Exhibit 10.1
Execution Version
TENTH AMENDMENT TO CREDIT AGREEMENT
This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”) dated as of July 30, 2024, is among CRESCENT ENERGY FINANCE LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.
RECITALS
A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Tenth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Tenth Amendment refer to sections, exhibits and schedules of the Credit Agreement. In addition, as used in this Tenth Amendment, each of the following terms shall have the meaning set forth below:
“Acquisition Reserve Report” means a Reserve Report prepared by Ryder Scott Company Petroleum Consultants, L.P. (or other independent petroleum engineer reasonably acceptable to the Administrative Agent) evaluating the Proved Reserves of SilverBow and its Subsidiaries as of May 1, 2024 (or such later date as may be reasonably agreed by the Borrower and Administrative Agent).
“Existing Lender” means each Lender party to the Credit Agreement immediately prior to the Tenth Amendment Effective Date.
“Existing SilverBow Indebtedness” means indebtedness of SilverBow outstanding under (a) that certain First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2017, by and among SilverBow, SilverBow Resources Operating, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, as amended, supplemented or otherwise modified from time to time; and (b) that certain Note Purchase Agreement, dated as of December 15, 2017, by and among SilverBow, the purchasers party thereto and U.S. Bank Trust Company, National Association, as agent and collateral agent, as amended, supplemented or otherwise modified from time to time.
“SilverBow” means SilverBow Resources, Inc., a Delaware corporation.
“SilverBow Acquisition” means the acquisition by the Borrower or any of the Restricted Subsidiaries of, directly or indirectly, 100% of the issued and outstanding Stock of SilverBow pursuant to the terms of the SilverBow Acquisition Agreement.
“SilverBow Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of May 15, 2024, by and among Crescent Energy Company, Artemis Acquisition Holdings Inc., Artemis Merger Sub Inc., SilverBow Merger Sub and SilverBow, together with all exhibits, annexes, schedules and disclosure letters thereto, as modified, amended, supplemented or waived.
“SilverBow Merger Sub” means Artemis Merger Sub II LLC, a Delaware limited liability company.
“Transactions” means collectively (1) the execution and delivery of the Tenth Amendment (including, without limitation, the effectiveness of the Elected Commitment Amount Increase and the Borrowing Base increase on the Tenth Amendment Effective Date pursuant thereto), (2) the consummation of the SilverBow Acquisition, (3) the issuance of any Letters of Credit and Borrowings of Loans on the Tenth Amendment Effective Date, (4) the use of the proceeds from such Borrowings for the refinancing of the Existing SilverBow Indebtedness and the consummation of the SilverBow Acquisition, and (5) the payment of fees, premiums and expenses incurred in connection with or related to any of the above.
Section 2. Increase of Elected Commitments.
2.1    Increase. The Borrower has informed the Lenders that it desires to increase the Aggregate Elected Commitment Amount on the Tenth Amendment Effective Date (as defined below) by an aggregate amount equal to $700,000,000, such that the resulting Aggregate Elected Commitment Amount shall be equal to $2,000,000,000 (the “Elected Commitment Amount Increase”, and the Loans made thereunder, collectively, the “Incremental Loans”). Subject solely to the conditions precedent contained in Section 4 hereof, the Borrower, the Administrative Agent, each Existing Lender listed as an Increasing Lender on the signature pages hereto (each, an “Increasing Lender”) and each of Canadian Imperial Bank of Commerce, New York Branch and Regions Bank (each, an “Additional Lender” and the Additional Lenders and the Increasing Lenders, collectively, the “Incremental Lenders”) hereby agree that:
(a)    each Additional Lender shall provide its Elected Commitment Amount and each Increasing Lender shall increase its Elected Commitment Amount, in each case, on the Tenth Amendment Effective Date such that, each Lender’s Elected Commitment Amount on the Tenth Amendment Effective Date (as reallocated pursuant to the below-defined Assignment and Reallocation) shall be the Elected Commitment Amount specified for such Lender on Schedule 1.1(a) attached to this Tenth Amendment (the “Amended Schedule 1.1(a)”);
(b)    the Elected Commitment Amount Increase (and the related Commitments) provided for herein shall be on the same terms as the existing Revolving Commitments and any Incremental Loans made pursuant thereto shall be part of the same Class as any outstanding Revolving Loans including, without limitation, with respect to the Maturity Date and Applicable Margin applicable thereto; and
(c)    this Tenth Amendment shall constitute an Incremental Agreement with respect to the increase of the Elected Commitment Amounts set forth in this Section 2.1.
2.2    Assignment and Reallocation of Commitments and Loans. Effective as of the Tenth Amendment Effective Date, immediately after giving effect to Section 2.1 above, each Existing Lender has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby partially reallocate its respective Maximum Credit Amount, Commitment, Loans and L/C Participations as set forth herein, including to allow each Additional Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments and the Loans (collectively, the “Assignment and Reallocation”). On the Tenth Amendment Effective Date, and after giving effect to the Assignment and Reallocation, (a) the Maximum Credit Amount, Revolving Commitment Percentage and Elected Commitment Amount of each Lender (including each Additional Lender) shall be as set forth on Amended Schedule 1.1(a), which amends and restates Schedule 1.1(a) to the Credit Agreement in its entirety and (b) each Additional Lender shall become a party to the Credit Agreement, as amended by this Tenth Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Tenth Amendment, and the other Credit Documents. Each of the Administrative Agent, each Existing Lender, each Letter of Credit Issuer and the Borrower hereby consents and agrees to the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have irrevocably sold and assigned its Commitment, Loans and L/C Participations, and each Incremental Lender shall be deemed to have irrevocably purchased and accepted its Commitment, Loans and L/C Participations allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), including Annex 1 to the Assignment Agreement (the “Standard Terms and Conditions”) and the Credit Agreement, as if each Existing Lender and each Incremental Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Incremental Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Tenth Amendment Effective Date as defined herein. Such Assignment and

Reallocation shall be without recourse to each Existing Lender, in its capacity as “Assignor” and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Existing Lender. On the Tenth Amendment Effective Date, (i) the Administrative Agent shall take the actions specified in Section 13.6(b)(v), including recording the Assignment and Reallocation described herein in the Register, and (ii) the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 13.6(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Assignment and Reallocation pursuant to this Section 2.2 as if set forth herein in full.
Section 3. Amendments to the Credit Agreement on the Tenth Amendment Effective Date. Subject solely to the conditions precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the Tenth Amendment Effective Date in the manner provided in this Section 3.
3.1    Amendment to Cover Page. The cover page to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit B to this Tenth Amendment.
3.2    Amendments to Section 1.1.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Tenth Amendment Effective Date is $2,000,000,000.
“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Tenth Amendment Effective Date is $3,000,000,000.
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Tenth Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Tenth Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.
“Lead Arranger” shall mean each of Wells Fargo Securities, LLC, BofA Securities, Inc., Canadian Imperial Bank of Commerce, New York Branch, Capital One, National Association, Fifth Third Bank, National Association, KeyBanc Capital Markets Inc., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Regions Capital Markets, a division of Regions Bank, RBC Capital Markets and Truist Securities, Inc., each in its capacity as joint lead arranger and joint bookrunner hereunder.
“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Tenth Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.
(b)    Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Tenth Amendment” shall mean that certain Tenth Amendment to Credit Agreement, dated as of July 30, 2024, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Tenth Amendment Effective Date” has the meaning assigned to such term in the Tenth Amendment.
3.3    Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)    Tenth Amendment Borrowing Base. For the period from and including the Tenth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $2,600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions.
3.4    New Section 9.20. A new Section 9.20 is hereby added immediately following Section 9.19 to read in its entirety as follows:
Section 9.20 Post-Tenth Amendment Collateral Deliveries.

(a) On or before the date that is 90 days after the Tenth Amendment Effective Date (or such longer period, as may be agreed by the Administrative Agent in its reasonable discretion and the Borrower acting reasonably without any requirement for Lender consent), the Borrower will deliver, or will cause to be delivered, to the Collateral Agent the items described on Schedule 9.20 hereto.
(b) All representations and warranties and covenants contained in this Agreement and the other Credit Documents will be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described on Schedule 9.20 within the time periods specified in Section 9.20, rather than as elsewhere provided in any of the Credit Documents).
3.5    Amendment to Schedule 1.1(a). Schedule 1.1(a) is hereby amended and restated in its entirety to read as set forth on the Amended Schedule 1.1(a).
3.6    New Schedule 9.20. New Schedule 9.20 is hereby added immediately following Schedule 9.9 to read in its entirety as set forth on Schedule 9.20 attached hereto.
Section 4. Conditions Precedent to Tenth Amendment Effective Date. This Tenth Amendment (including, without limitation, the obligation of each Lender to fund the Incremental Loans on the Tenth Amendment Effective Date) shall become effective on the date (such date, the “Tenth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
4.1    Amendment. The Administrative Agent shall have received from the Lenders, each Letter of Credit Issuer and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Tenth Amendment signed on behalf of such Persons.
4.2    Fees and Expenses. All fees required to be paid on the Tenth Amendment Date pursuant to that certain fee letter, dated as of May 15, 2024, by and among the Borrower, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC or pursuant to any other fee letter or similar written agreement between the Borrower and a Lender or Lead Arranger (in each case, as the same may be amended, restated, supplemented or otherwise modified prior to the date hereof) and reasonable out-of-pocket expenses required to be paid on the Tenth Amendment Effective Date, to the extent invoiced at least three Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower), shall, upon the Borrowing of Incremental Loans on the Tenth Amendment Effective Date shall have been, or will be substantially simultaneously, paid (which amounts may, at the Borrower’s option, be offset against the proceeds of such Borrowings).
4.3    SilverBow Acquisition Closing. The SilverBow Acquisition shall have been prior to or, substantially concurrently with the initial Borrowing of Incremental Loans on the Tenth Amendment Effective Date, consummated in all material respects in accordance with the terms of the SilverBow Acquisition Agreement, without giving effect to any modifications, amendments or express waivers or consents by the Borrower (or its Affiliates) thereto that are materially adverse to the Lenders in their capacities as such without the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that (a) any change to the definition of Company Material Adverse Effect (as defined in the SilverBow Acquisition Agreement as in effect on May 15, 2024) shall be deemed materially adverse to the Lenders, (b) any change to (i) Section 4.1(b)(ix) of the SilverBow Acquisition Agreement as in effect on May 15, 2024 that would increase the aggregate fair market value and consideration of sales, leases, exchanges or dispositions of assets permitted to be made by SilverBow and its Subsidiaries to more than $10,000,000, (ii) Section 4.1(b)(xii) of the SilverBow Acquisition Agreement as in effect on May 15, 2024 that would result in an increase in the aggregate amount of Indebtedness (as defined in the SilverBow Acquisition Agreement as in effect on May 15, 2024) permitted to be incurred under the Company Credit Agreement (as defined in the SilverBow Acquisition Agreement as in effect on May 15, 2024) in the ordinary course of business to an amount greater than $40,000,000, and (iii) Section 7.1(b)(ii) of the SilverBow Acquisition Agreement as in effect on May 15, 2024 that would result in the application of the automatic extension set forth in the proviso thereto for any reason other than the condition set forth in Section 6.1(d) thereof not having been satisfied prior to the Termination Date (as defined in the SilverBow Acquisition Agreement as in effect on May 15, 2024), in the case of each of the foregoing clauses (i), (ii) and (iii), shall be deemed materially adverse to the Lenders and (c) any modification, amendment or express waiver or consent by the Borrower (or its Affiliates) that results in either an increase of 10% or less in the purchase price or a reduction in the purchase price shall be deemed to not be materially adverse to the Lenders; provided that an increase in the purchase price in excess of the foregoing percentage shall not be deemed to be materially adverse to the Lenders to the extent that such excess is funded with cash equity contributions to or on behalf of the Borrower or any additional equity issued to the equity holders of SilverBow (with all contributions to the Borrower or any additional equity issued to the equity holders of SilverBow to be in the form of common equity or “qualified preferred” equity reasonably acceptable to the Administrative Agent); provided, further, that the Administrative Agent shall be deemed to have consented to such amendment, waiver or consent unless they shall have objected thereto within two (2) Business Days (as defined in the SilverBow Acquisition Agreement) after written notice of such proposed amendment, waiver or consent is delivered to the Administrative Agent.
4.4    Legal Opinion. The Administrative Agent shall have received the executed customary legal opinion of Vinson & Elkins LLP, New York counsel to the Borrower, addressed to the Administrative Agent and the Lenders.
4.5    Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate State agencies (or other customary evidence) with respect to the existence, qualification and good standing (as applicable in each such jurisdiction) of the Obligors in each jurisdiction where such Obligors are organized.
4.6    Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3(a) (provided that, notwithstanding the requirements of such Section 2.3(a), such Notice of Borrowing may be delivered on less than three Business Days’ notice).
4.7    Solvency Certificate. The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower substantially in the form of Exhibit A attached hereto, dated as of the Tenth Amendment Effective Date, after giving effect to the Transactions on the Tenth Amendment Effective Date.
4.8    Representations and Warranties.
(a)    The representations and warranties made by SilverBow with respect to SilverBow, its Subsidiaries and their respective Subsidiaries and their respective businesses in the SilverBow Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower (or one of its Affiliates) has the right (taking into account any applicable cure provisions) to terminate its obligations under the SilverBow Acquisition Agreement pursuant to Section 7.1(c)(i) of the SilverBow Acquisition Agreement (or otherwise decline to consummate the SilverBow Acquisition pursuant to the terms of the SilverBow Acquisition Agreement without any liability) as a result of a breach of any such representations and warranties in the SilverBow Acquisition Agreement, shall be true and correct in all material respects as of the Tenth Amendment Effective Date (except for any such representation or warranty that relates to a specific date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein).
(b)    Each of the representations and warranties made by the Borrower set forth in (i) Sections 8.1(a) (solely with respect to the Borrower), 8.2 and 8.3(c) (in the case of Section 8.3(c), solely with respect to the certificate of incorporation, by-laws or other organizational documents of the Borrower (after giving effect to the SilverBow Acquisition)) of the Credit Agreement (in the case of each of Sections 8.2 and 8.3(c) of the Credit Agreement, solely to the extent such representations and warranties are related to the entry into and performance of this Tenth Amendment, the incurrence of the Incremental Loans and the provision of the Guarantees, in each case, with respect to the Elected Commitment Amount Increase), (ii) Sections 8.5 and 8.7 of the Credit Agreement, (iii) subject to Section 9.20 of the Credit Agreement (as amended by this Tenth Amendment), Sections 3.2(a) and 3.2(b) of the Security Agreement and (iv) subject to Section 9.20 of the Credit Agreement (as amended by this Tenth Amendment), Sections 5(d) and 5(e) of the Pledge Agreement shall be true and correct in all material respects as of the Tenth Amendment Effective Date (except for any such representation or warranty that relates to a specific date in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein).
4.9    Debt Payoff. The Administrative Agent shall have received, or concurrently with the Tenth Amendment Effective Date shall receive, evidence that all debt for borrowed money of SilverBow and its Subsidiaries (excluding, for the avoidance of doubt, all indebtedness of the Borrower and its Subsidiaries (including indebtedness of SilverBow and its Subsidiaries, other than the Existing SilverBow Indebtedness) permitted under the Credit Agreement) shall have been paid in full, all commitments to lend terminated and all liens securing such debt for borrowed money encumbering any of their assets shall have been released together with duly executed recordable releases and terminations with respect to any and all such liens.
4.10    KYC. The Administrative Agent and Lenders shall have received, at least three (3) Business Days (as defined in the SilverBow Acquisition Agreement) prior to the Tenth

Amendment Effective Date, to the extent requested in writing at least ten (10) Business Days prior to the Tenth Amendment Effective Date, all documentation and other information about the Borrower and the Guarantors that is reasonably requested by the Administrative Agent and the Lenders party hereto or required by regulatory authorities in order for the Administrative Agent or any Lender party hereto to comply with requirements of any applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and regulations pertaining to beneficial ownership of legal entity customers.
4.11    Reserve Report. The Administrative Agent shall have received the Acquisition Reserve Report.
4.12    Operating Statements and Production Reports. The Borrower shall have delivered to the Administrative Agent lease operating statements and production reports with respect to the Oil and Gas Properties evaluated in the Acquisition Reserve Report for the most recently completed fiscal year ended at least 90 days before the Tenth Amendment Effective Date and for each interim fiscal quarter ended at least 45 days before the Tenth Amendment Effective Date (including for the 12-month period ending on the last day of the most recently completed four-fiscal quarter period for which lease operating statements and production reports are required to be delivered).
4.13    Financial Statements and Projections. The Administrative Agent shall have received:
(a)    with respect to SilverBow and its Subsidiaries, (i) audited consolidated balance sheets and related consolidated statements of operations, stockholders’ equity and cash flows for the three most recently completed fiscal years ended at least 90 days prior to the Tenth Amendment Effective Date and (ii)  unaudited consolidated balance sheets and related consolidated statements of operations and cash flows for each interim fiscal quarter ended since the last audited financial statements and at least 45 days prior to the Tenth Amendment Effective Date;
(b)    a pro forma consolidated balance sheet of the Borrower for the fiscal year most recently ended for which audited financial statements are provided and for the four quarter period ending on the last day of the most recent interim fiscal quarter ending at least 45 days before the Tenth Amendment Effective Date, prepared after giving pro forma effect to each element of the Transactions, as if the Transactions had occurred on the last day of such four quarter period; and
(c)    financial projections of the Borrower and its Subsidiaries (including SilverBow and its Subsidiaries), after giving effect to the Transactions, on a quarterly basis for the fiscal year ended 2024 and annually through the fiscal year ended 2028.
4.14    Hedges. The Credit Parties shall have (a) assumed by novation or otherwise those certain commodity Hedge Agreements reflected in those certain confirmations of SilverBow and its Subsidiaries set forth on Schedule 2 to this Tenth Amendment (excluding any commodity Hedge Agreements that the Borrower and the Administrative Agent determine in good faith have a de minimis value on or about the Tenth Amendment Effective Date) (collectively, the “Specified

Hedge Agreements”) and (b) with respect to any Specified Hedge Agreement that has not been assumed by novation or otherwise pursuant to the foregoing clause (a), obtained a replacement commodity Hedge Agreement (excluding, for the avoidance of doubt, commodity Hedge Agreements hedging production from the Proved Reserves of the Credit Parties prior to giving effect to the SilverBow Acquisition) on terms that are substantially similar to such Specified Hedge Agreement.
4.15    No Event of Default. No Event of Default shall have occurred and be continuing, in each case, as of May 15, 2024.
Notwithstanding anything to the contrary in this Tenth Amendment, the effectiveness of this Tenth Amendment (including, without limitation, the obligation of each Lender to fund the Incremental Loans on the Tenth Amendment Effective Date) are subject solely to the applicable conditions expressly set forth in this Section 4 (collectively, the “Specified Conditions”), and upon satisfaction (or waiver in accordance with Section 13.1) of the Specified Conditions, the effectiveness of this Tenth Amendment and the funding of the applicable Incremental Loans on the Tenth Amendment Effective Date shall occur, it being understood that there are no conditions (implied or otherwise) to the effectiveness of this Tenth Amendment or the funding of the Incremental Loans on the Tenth Amendment Effective Date hereunder or under any other Credit Document, including, without limitation, compliance with the terms of this Tenth Amendment or any other Credit Agreement, other than the Specified Conditions. The Administrative Agent is hereby authorized and directed to declare the Tenth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Tenth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 5. Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Tenth Amendment, shall remain in full force and effect following the Tenth Amendment Effective Date.
5.2    Ratification and Affirmation. Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Tenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Tenth Amendment.
5.3    Counterparts.  This Tenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
5.4    No Oral Agreement.  This Tenth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
5.5    GOVERNING LAW.  THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.6    Severability.  Any provision of this Tenth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.7    Successors and Assigns.  This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
5.8    Credit Document. This Tenth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC

	By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
JAVELIN UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
RENEE HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC

	By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P.

By: Independence Upstream Holdings GP LLC, its general partner

	By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

TITAN ENERGY HOLDINGS L.P.

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

COLT ADMIRAL A HOLDING L.P.

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
JAVELIN EFA GP LLC
JAVELIN PALO VERDE GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
JAVELIN MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
JAVELIN VENTURECO LLC
FOURPASS ENERGY LLC
CONTANGO CRESCENT RENEE LLC
MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EFA HOLDINGS LLC

By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

JAVELIN EF L.P.

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN PALO VERDE LP

By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P
NEWARK C-I HOLDING L.P.
JAVELIN PALO VERDE AGGREGATOR L.P.

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM L.P.

By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM GP LLC

By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.
MADDEN AGENTCO INC.

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

EIGF MINERALS L.P.

By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE MINERALS L.P.
DMA ROYALTY INVESTMENTS L.P.
FALCON HOLDING L.P.
MINERAL ACQUISITION COMPANY I, L.P.

By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

VINE ROYALTY L.P.

By: Vine Royalty GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

RENEE C-I HOLDING L.P.

By: Renee Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

NEWARK ACQUISITION I L.P.

By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER, LENDER AND INCREASING LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer, Lender and Increasing Lender

	By:	/s/ Jay Buckman
Name: Jay Buckman
Title: Managing Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer, Lender and Increasing Lender

	By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Authorized Officer
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Ajay Prakash
Name: Ajay Prakash
Title: Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender and Increasing Lender

	By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and Increasing Lender

	By:	/s/ Stefan Lemire
Name: Stefan Lemire
Title: Assistant Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender and Increasing Lender

	By:	/s/ George McKean
Name: George McKean
Title: Senior Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender and Increasing Lender

	By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender and Increasing Lender

	By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

	By:	/s/ Aaron McLean
Name: Aaron McLean
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and Increasing Lender

	By:	/s/ Lyle Levy
Name: Lyle Levy
Title: Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

ADDITIONAL LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

	By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

ADDITIONAL LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Cody Chance
Name: Cody Chance
Title: Managing Director
[Signature Page to Crescent Energy Finance, LLC – Tenth Amendment to Credit Agreement]

Schedule 1.1(a)
Elected Commitment Amounts and Maximum Credit Amounts
(as of the Tenth Amendment Effective Date)

Name of Revolving Lender	Maximum Credit Amount	Revolving Commitment Percentage	Elected Commitment Amount
Wells Fargo Bank, National Association	$402,000,000.00	13.400000000%	$268,000,000.00
JPMorgan Chase Bank, N.A	$288,750,000.00	9.625000000%	$192,500,000.00
Mizuho Bank, Ltd.
	$288,750,000.00	9.625000000%	$192,500,000.00
Capital One, National Association	$262,500,000.00	8.750000000%	$175,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$262,500,000.00	8.750000000%	$175,000,000.00
Fifth Third Bank, National Association
	$262,500,000.00	8.750000000%	$175,000,000.00
KeyBank National Association	$262,500,000.00	8.750000000%	$175,000,000.00
Royal Bank of Canada
	$262,500,000.00	8.750000000%	$175,000,000.00
Truist Bank
	$262,500,000.00	8.750000000%	$175,000,000.00
Regions Bank
	$225,000,000.00	7.500000000%	$150,000,000.00
Bank of America, N.A.	$205,500,000.00	6.850000000%	$137,000,000.00
Morgan Stanley Senior Funding, Inc.	$15,000,000.00	0.500000000%	$10,000,000.00
TOTAL	$3,000,000,000.00	100.000000000%	$2,000,000,000.00
[Schedule 1.1(a)]

Schedule 2
Commodity Hedging Agreements
1.     ISDA 2002 Master Agreement, by and between Bank of America, N.A. and SilverBow, dated June 21, 2021, and the Schedule appended thereto.
a. Confirmation re Commodity Swap Transaction (Trade ID: 53911705) by and
between Bank of America, N.A. and SilverBow, dated May 18, 2022.
b. Confirmation re Commodity Option Transaction (Trade ID: 56432798) by and
between Bank of America, N.A. and SilverBow, dated October 24, 2022.
c. Confirmation re Commodity Option Transaction (Trade ID: 56432750) by and
between Bank of America, N.A. and SilverBow, dated October 24, 2022.
d. Confirmation re Commodity Swap Transaction (Trade ID: 58211027) by and
between Bank of America, N.A. and SilverBow, dated February 15, 2023.
e. Confirmation re Commodity Swap Transaction (Trade ID: 57863929) by and
between Bank of America, N.A. and SilverBow, dated February 3, 2023.
f. Confirmation re Commodity Option Transaction (Trade ID: 58850376, 58850386)
by and between Bank of America, N.A. and SilverBow, dated March 23, 2023.
g. Confirmation re Commodity Option Transaction (Trade ID: 59220918,59220928)
by and between Bank of America, N.A. and SilverBow, dated April 13, 2023.
h. Confirmation re Commodity Swap Transaction (Trade ID: 60689270) by and
between Bank of America, N.A. and SilverBow, dated July 23, 2023.
i. Confirmation re Commodity Swap Transaction (Trade ID: 60689267) by and
between Bank of America, N.A. and SilverBow, dated July 23, 2023.
j. Confirmation re Commodity Option Transaction (Trade ID: 60824484,60824480)
by and between Bank of America, N.A. and SilverBow, dated July 21, 2023.
k. Confirmation re Commodity Option Transaction (Trade ID: 60824590,60824594)
by and between Bank of America, N.A. and SilverBow, dated July 21, 2023.
l. Confirmation re Commodity Option Transaction (Trade ID: 60824469,60824471)
by and between Bank of America, N.A. and SilverBow, dated July 21, 2023.
m. Confirmation re Commodity Swap Transaction (Trade ID: 60952982) by and
between Bank of America, N.A. and SilverBow, dated July 31, 2023.
[Schedule 2- p.1]

n. Confirmation re Commodity Swap Transaction (Trade ID: 61045457) by and
between Bank of America, N.A. and SilverBow, dated August 4, 2023.
o. Confirmation re Commodity Swap Transaction (Trade ID: 61151286) by and
between Bank of America, N.A. and SilverBow, dated August 11, 2023.
p. Confirmation re Commodity Swap Transaction (Trade ID: 61151304) by and
between Bank of America, N.A. and SilverBow, dated August 11, 2023.
q. Confirmation re Commodity Swap Transaction (Trade ID: 61151701) by and
between Bank of America, N.A. and SilverBow, dated August 11, 2023.
r. Confirmation re Commodity Swap Transaction (Trade ID: 61151389) by and
between Bank of America, N.A. and SilverBow, dated August 11, 2023.
s. Confirmation re Commodity Swap Transaction (Trade ID: 61151829) by and
between Bank of America, N.A. and SilverBow, dated August 11, 2023.
t. Confirmation re Commodity Swap Transaction (Trade ID: 61175353) by and
between Bank of America, N.A. and SilverBow, dated August 25, 2023.
u. Confirmation re Commodity Swap Transaction (Trade ID: 61443387) by and
between Bank of America, N.A. and SilverBow, dated September 1, 2023.
v. Confirmation re Commodity Swap Transaction (Trade ID: 61443265) by and
between Bank of America, N.A. and SilverBow, dated September 1, 2023.
w. Confirmation re Commodity Swap Transaction (Trade ID: 61443296) by and
between Bank of America, N.A. and SilverBow, dated September 1, 2023.
x. Confirmation re Commodity Swap Transaction (Trade ID: 61443250) by and
between Bank of America, N.A. and SilverBow, dated September 1, 2023.
y. Confirmation re Commodity Swap Transaction (Trade ID: 61443310) by and
between Bank of America, N.A. and SilverBow, dated September 1, 2023.
z. Confirmation re Commodity Swap Transaction (Trade ID: 61734805) by and
between Bank of America, N.A. and SilverBow, dated September 19, 2023.
aa. Confirmation re Commodity Swap Transaction (Trade ID: 61736743) by and
between Bank of America, N.A. and SilverBow, dated September 19, 2023.
bb. Confirmation re Commodity Swap Transaction (Trade ID: 61736920) by and
between Bank of America, N.A. and SilverBow, dated September 19, 2023.
cc. Confirmation re Commodity Swap Transaction (Trade ID: 61737009) by and
[Schedule 2- p.2]

between Bank of America, N.A. and SilverBow, dated September 19, 2023.
dd. Confirmation re Commodity Swap Transaction (Trade ID: 61737166) by and
between Bank of America, N.A. and SilverBow, dated September 19, 2023.
ee. Confirmation re Commodity Swap Transaction (Trade ID: 61737377) by and
between Bank of America, N.A. and SilverBow, dated September 19, 2023.
ff. Confirmation re Commodity Swap Transaction (Trade ID: 62062113) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
gg. Confirmation re Commodity Swap Transaction (Trade ID: 62062137) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
hh. Confirmation re Commodity Swap Transaction (Trade ID: 62062310) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
ii. Confirmation re Commodity Swap Transaction (Trade ID: 62062682) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
jj. Confirmation re Commodity Swap Transaction (Trade ID: 62062317) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
kk. Confirmation re Commodity Swap Transaction (Trade ID: 6206235) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
ll. Confirmation re Commodity Swap Transaction (Trade ID: 62062324) by and
between Bank of America, N.A. and SilverBow, dated October 18, 2023.
2. ISDA 2002 Master Agreement, by and between Capital One, National Association and
SilverBow, dated January 14, 2022, and the Schedule appended thereto.
a. Confirmation re Commodity Swap Transaction (Trade ID: 146683-1) by and
between Capital One, N.A. and SilverBow, dated June 3, 2022.
b. Confirmation re Commodity Swap Transaction (Trade ID: 150286-1) by and
between Capital One, N.A. and SilverBow, dated July 1, 2022.
c. Confirmation re Commodity Swap – Cash Settled (Reference No. 153126-1) by
and between Capital One, N.A. and SilverBow, dated July 20, 2022.
d. Commodity Option - Cash Settled Confirmation (Reference No. 194367-1) by and
between Capital One, N.A. and SilverBow, dated April 19, 2023.
e. Commodity Option - Cash Settled Confirmation (Reference No. 194366-1) by and
between Capital One, N.A. and SilverBow, dated April 19, 2023.
[Schedule 2- p.3]

f. Commodity Option - Cash Settled Confirmation (Reference No. 207623-1) by and
between Capital One Commercial Banking and SilverBow, dated July 25, 2023.
g. Commodity Option - Cash Settled Confirmation (Reference No. 207626-1) by and
between Capital One Commercial Banking and SilverBow, dated July 25, 2023.
h. Commodity Swap - Cash Settled Confirmation (Reference No. 207392-1) by and
between Capital One Commercial Banking and SilverBow, dated July 25, 2023.
i. Commodity Swap - Cash Settled Confirmation (Reference No. 210326-1) by and
between Capital One Commercial Banking and SilverBow, dated August 3, 2023.
j. Commodity Swap - Cash Settled Confirmation (Reference No. 210351-1) by and
between Capital One Commercial Banking and SilverBow, dated August 3, 2023.
k. Commodity Swap - Cash Settled Confirmation (Reference No. 211269-1) by and
between Capital One Commercial Banking and SilverBow, dated August 8, 2023.
l. Commodity Swap - Cash Settled Confirmation (Reference No. 223674-1) by and
between Capital One Commercial Banking and SilverBow, dated September 29, 2023.
m. Commodity Swap - Cash Settled Confirmation (Reference No. 223675-1) by and
between Capital One Commercial Banking and SilverBow, dated September 29, 2023.
n. Commodity Swap - Cash Settled Confirmation (Reference No. 223918-1) by and
between Capital One Commercial Banking and SilverBow, dated September 29, 2023.
o. Commodity Swap - Cash Settled Confirmation (Reference No. 225597-1) by and
between Capital One Commercial Banking and SilverBow, dated October 6, 2023.
p. Commodity Swap - Cash Settled Confirmation (Reference No. 225654-1) by and
between Capital One Commercial Banking and SilverBow, dated October 6, 2023.
q. Commodity Swap - Cash Settled Confirmation (Reference No. 226471-1) by and
between Capital One Commercial Banking and SilverBow, dated October 12, 2023.
r. Commodity Swap - Cash Settled Confirmation (Reference No. 228535-1) by and
between Capital One Commercial Banking and SilverBow, dated October 18, 2023.
s. Commodity Swap - Cash Settled Confirmation (Reference No. 228536-1) by and
between Capital One Commercial Banking and SilverBow, dated October 18, 2023.
t. Commodity Swap - Cash Settled Confirmation (Reference No. 238729-1) by and
between Capital One Commercial Banking and SilverBow, dated December 20, 2023.
[Schedule 2- p.4]

u. Commodity Swap - Cash Settled Confirmation (Reference No. 208107-1) by and
between Capital One Commercial Banking and SilverBow, dated July 27, 2023.
3. ISDA 2002 Master Agreement, by and between Canadian Imperial Bank of Commerce and SilverBow, dated May 19, 2016, and the Schedule appended thereto.
a. Confirmation re Crude Oil Transaction (Reference No. EN103763715) by and
between Canadian Imperial Bank of Commerce and SilverBow Operating, dated
July 1, 2022.
b. Confirmation re Natural Gas (Reference No. EN104030853) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated August 22, 2022.
c. Confirmation re Natural Gas (Reference No. EN104030855) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated August 22, 2022.
d. Confirmation re Natural Gas (Reference No. EN104030857) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated August 22, 2022.
e. Confirmation re Natural Gas (Reference No. EN104397357) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated October 22, 2022.
f. Confirmation re Natural Gas (Reference No. EN104814591) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
g. Confirmation re Natural Gas (Reference No. EN104814473) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
h. Confirmation re Natural Gas (Reference No. EN104814589) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
i. Confirmation re Natural Gas (Reference No. EN104814472) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
j. Confirmation re Natural Gas (Reference No. EN104814470) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
k. Confirmation re Natural Gas (Reference No. EN104814471) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
[Schedule 2- p.5]

l. Confirmation re Natural Gas (Reference No. EN104814590) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
m. Confirmation re Natural Gas (Reference No. EN104814588) by and between
Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 13, 2022.
n. Confirmation re Natural Gas Transaction (Reference No. EN104965874) by and
between Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 21, 2022.
o. Confirmation re Natural Gas Transaction (Reference No. EN104966848) by and
between Canadian Imperial Bank of Commerce and SilverBow Operating, dated December 21, 2022.
p. Confirmation re Natural Gas (Reference No. EN106618139) by and between
Canadian Imperial Bank of Commerce and SilverBow, dated March 23, 2023.
q. Confirmation re Crude Oil Transaction (Reference No. EN107097127) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated April 19, 2023.
r. Confirmation re Natural Gas Transaction (Reference No. EN107097126) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated April 19, 2023.
s. Confirmation re Natural Gas (Reference No. EN107097127) by and between
Canadian Imperial Bank of Commerce and SilverBow, dated April 19, 2023.
t. Confirmation re Natural Gas Transaction (Reference No. EN107862675) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated May 30, 2023.
u. Confirmation re Natural Gas Transaction (Reference No. EN107862676) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated May 30, 2023.
v. Confirmation re Crude Oil Transaction (Reference No. EN108362163) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated June 26, 2023.
w. Confirmation re Crude Oil Transaction (Reference No. EN108362165) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated June 26, 2023.
x. Confirmation re Crude Oil Transaction (Reference No. EN108362169) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated June 26, 2023.
y. Confirmation re Crude Oil Transaction (Reference No. EN108362167) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated June 26, 2023.
[Schedule 2- p.6]

z. Confirmation re Crude Oil Transaction (Reference No. EN108615295) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 10, 2023.
aa. Confirmation re Natural Gas Transaction (Reference No. EN108789488) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 19, 2023.
bb. Confirmation re Natural Gas Transaction (Reference No. EN108814316) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 20, 2023.
cc. Confirmation re Natural Gas Transaction (Reference No. EN108929389) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 26, 2023.
dd. Confirmation re Natural Gas Transaction (Reference No. EN108929404) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 26, 2023.
ee. Confirmation re Crude Oil Transaction (Reference No. EN108953226) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 27, 2023.
ff. Confirmation re Crude Oil Transaction (Reference No. EN109002232) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated July 31, 2023.
gg. Confirmation re Ethan Transaction (Reference No. EN109235918) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 11, 2023.
hh. Confirmation re Propane Transaction (Reference No. EN109235922) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 11, 2023.
ii. Confirmation re Isobutane Transaction (Reference No. EN109235929) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 11, 2023.
jj. Confirmation re Butane Transaction (Reference No. EN109235925) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 11, 2023.
kk. Confirmation re Gasoline Transaction (Reference No. EN109235934) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 11, 2023.
ll. Confirmation re Natural Gas Transaction (Reference No. EN109260766) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 14, 2023.
mm. Confirmation re Natural Gas Transaction (Reference No. EN109335972) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 17, 2023.
nn. Confirmation re Natural Gas Transaction (Reference No. EN109336170) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 17, 2023.
oo. Confirmation re Crude Oil Transaction (Reference No. EN109408255) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 22, 2023.
[Schedule 2- p.7]

pp. Confirmation re Natural Gas Transaction (Reference No. EN109408758) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 22, 2023.
qq. Confirmation re Natural Gas Transaction (Reference No. EN109485842) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 25, 2023.
rr. Confirmation re Natural Gas Transaction (Reference No. EN109485687) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 25, 2023.
ss. Confirmation re Crude Oil Transaction (Reference No. EN109533699) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 29, 2023.
tt. Confirmation re Crude Oil Transaction (Reference No. EN109536635) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated August 30, 2023.
uu. Confirmation re Ethan Transaction (Reference No. EN109607592) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 1, 2023.
vv. Confirmation re Propane Transaction (Reference No. EN109607593) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 1, 2023.
ww. Confirmation re Butane Transaction (Reference No. EN109607594) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 1, 2023.
xx. Confirmation re Isobutane Transaction (Reference No. EN109607595) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 1, 2023.
yy. Confirmation re Gasoline Transaction (Reference No. EN109607596) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 1, 2023.
zz. Confirmation re Natural Gas Transaction (Reference No. EN109882202) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 19, 2023.
aaa. Confirmation re Natural Gas Transaction (Reference No. EN109882203) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 19, 2023.
bbb. Confirmation re Natural gas Transaction (Reference No. EN110079672) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 29, 2023.
ccc. Confirmation re Natural Gas Transaction (Reference No. EN110079673) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 29, 2023.
ddd. Confirmation re Natural Gas Transaction (Reference No. EN110080627) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 29, 2023.
[Schedule 2- p.8]

eee. Confirmation re Natural Gas Transaction (Reference No. EN110080626) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated September 29, 2023.
fff. Confirmation re Natural Gas Transaction (Reference No. EN110181900) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated October 6, 2023.
ggg. Confirmation re Crude Oil Transaction (Reference No. EN110204680) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated October 9, 2023.
hhh. Confirmation re Crude Oil Transaction (Reference No. EN110360045) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated October 18, 2023.
iii. Confirmation re Natural gas Transaction (Reference No. EN110951218) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated November 3, 2023.
jjj. Confirmation re Natural Gas Transaction (Reference No. EN110951217) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated November 3, 2023.
kkk. Confirmation re Natural Gas Transaction (Reference No. EN111277652) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated November 15, 2023.
lll. Confirmation re Natural gas Transaction (Reference No. EN111277653) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated November 15, 2023.
mmm. Confirmation re Natural Gas Transaction (Reference No. EN111277654) by
and between Canadian Imperial Bank of Commerce and SilverBow, dated November 15, 2023.
nnn. Confirmation re Crude Oil Transaction (Reference No. EN112079669) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated December 20, 2023.
ooo. Confirmation re Crude Oil Transaction (Reference No. EN112153358) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated December 26, 2023.
ppp. Confirmation re Natural Gas Transaction (Reference No. EN114106340) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated April 9, 2024.
qqq. Confirmation re Crude Oil Transaction (Reference No. EN114107091) by and
between Canadian Imperial Bank of Commerce and SilverBow, dated April 9,
2024.
4. ISDA 2002 Master Agreement, by and between Citibank, N.A. and SilverBow, dated
December 21, 2022, and the Schedule appended thereto.
a. Crude Oil Confirmation (Reference No. 56635487) by and between Citibank NA and SilverBow, dated March 23, 2023.
[Schedule 2- p.9]

b. Natural Gas Confirmation (Reference No. 56633295) by and between Citibank NA and SilverBow, dated March 23, 2023.
c. Natural Gas Confirmation (56633296) by and between Citibank NA and SilverBow, dated March 23, 2023.
d. Amended Natural Gas Confirmation (Reference No. 56677505) by and between
Citibank NA and SilverBow, dated March 28, 2023.
e. Natural Gas Confirmation re Commodity Option Transaction - Cash Settled
(Reference No. 57517345) by and between Citibank NA and SilverBow, dated July 19, 2023.
f. Natural Gas Confirmation re Commodity Option Transaction - Cash Settled
(Reference No. 57517346) by and between Citibank NA and SilverBow, dated July 19, 2023.
g. Amended Natural Gas Confirmation re Commodity Option Transaction - Cash
Settled (Reference No. 57526494) by and between Citibank NA and SilverBow, dated July 20, 2023.
h. Crude Oil Confirmation re Commodity Option Transaction - Cash Settled
(Reference No. 57604471) by and between Citibank NA and SilverBow, dated July 31, 2023.
i. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled (Reference
No. 57677393) by and between Citibank NA and SilverBow, dated August 9, 2023.
j. Amended Natural Gas Confirmation re Commodity Swap Transaction – Cash Settled (Reference No. 57756869) by and between Citibank NA and SilverBow, dated August 21, 2023.
k. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57766693) by and between Citibank NA and SilverBow, dated August 22, 2023.
l. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57767374) by and between Citibank NA and SilverBow, dated August 22, 2023.
m. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57766708) by and between Citibank NA and SilverBow, dated August 22, 2023.
n. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
[Schedule 2- p.10]

(Reference No. 57768017) by and between Citibank NA and SilverBow, dated August 22, 2023.
o. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57765535) by and between Citibank NA and SilverBow, dated August 22, 2023.
p. Natural Gas Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57775338) by and between Citibank NA and SilverBow, dated August 23, 2023.
q. Natural Gas Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57773672) by and between Citibank NA and SilverBow, dated
August 23, 2023.
r. Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57772555) by and between Citibank NA and SilverBow, dated
August 23, 2023.
s. Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57772589) by and between Citibank NA and SilverBow, dated
August 23, 2023.
t. Amended Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57775470/57775558) by and between Citibank NA and SilverBow, dated August 23, 2023.
u. Amended Crude Oil Confirmation re Commodity Swap Transaction (Reference
No. 57775559/57775471) – Cash Settled by and between Citibank NA and SilverBow, dated August 23, 2023.
v. Amended Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57772733/57772731) by and between Citibank NA and SilverBow, dated August 23, 2023.
w. Amended Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57772732/57772734) by and between Citibank NA and SilverBow, dated August 23, 2023.
x. Amended Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57775232/57775236) by and between Citibank NA and SilverBow, dated August 23, 2023.
y. Amended Crude Oil Confirmation re Commodity Swap Transaction – Cash Settled
(Reference No. 57775234/57775237) by and between Citibank NA and SilverBow, dated August 23, 2023.
[Schedule 2- p.11]

z. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled (Reference
No. 57844885) by and between Citibank NA and SilverBow, dated September
1, 2023.
aa. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57969560) by and between Citibank NA and SilverBow, dated
September 19, 2023.
bb. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57969561) by and between Citibank NA and SilverBow, dated
September 19, 2023.
cc. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57969562) by and between Citibank NA and SilverBow, dated
September 19, 2023.
dd. Crude Oil Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 57969563) by and between Citibank NA and SilverBow, dated
September 19, 2023.
ee. Confirmation re Natural Gas Confirmation re Commodity Swap Transaction -
Cash Settled (Reference No. 58013210) by and between Citibank NA and SilverBow, dated September 25, 2023.
ff. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 58013556) by and between Citibank NA and SilverBow, dated
September 25, 2023.
gg. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 58013125) by and between Citibank NA and SilverBow, dated
September 25, 2023.
hh. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 58013671) by and between Citibank NA and SilverBow, dated
September 25, 2023.
ii. Natural Gas Confirmation re Commodity Swap Transaction - Cash Settled
(Reference No. 58013672) by and between Citibank NA and SilverBow, dated
September 25, 2023.
jj. Natural Gas Confirmation re Commodity Bullet Swap Transactions - Cash Settled
(Reference No. 59537868) by and between Citibank NA and SilverBow, dated
April 8, 2024.
kk. Natural Gas Confirmation re Commodity Bullet Swap Transactions - Cash Settled
[Schedule 2- p.12]

(Reference No. 59537869) by and between Citibank NA and SilverBow, dated
April 8, 2024.
ll. Crude Oil Confirmation re Commodity Swap Transactions - Cash Settled
(Reference No. 59546784) by and between Citibank NA and SilverBow, dated
April 9, 2024.
mm. Natural Gas Confirmation re Commodity Bullet Swap Transactions - Cash
Settled (Reference No. 59610979) by and between Citibank NA and SilverBow, dated April 17, 2024.
5. ISDA 2002 Master Agreement, by and between Fifth Third Bank and SilverBow, dated April 21, 2017, and the Schedule appended thereto.
a. Confirmation re Oil Collar Transaction (Reference No. 108794479) by and
between Fifth Third Capital Markets and SilverBow, dated June 26, 2023.
b. Confirmation re Oil Collar Transaction (Reference No. 109290510 – Amended) by
and between Fifth Third Capital Markets and SilverBow, dated July 19, 2023.
c. Confirmation re Henry Hub Natural Gas Fixed Swap Transaction (Reference No.
109570061) by and between Fifth Third Capital Markets and SilverBow, dated
August 3, 2023.
d. Confirmation re Crude Oil Fixed Swap Transaction (Reference No. 109716979) by
and between Fifth Third Capital Markets and SilverBow, dated August 9, 2023.
e. Confirmation re Crude Oil Fixed Swap Transaction (Reference No. 110035140) by
and between Fifth Third Capital Markets and SilverBow, dated August 22,
2023.
f. Confirmation re Crude Oil Fixed Swap Transaction (Reference No. 110302142) by
and between Fifth Third Capital Markets and SilverBow, September 1, 2023.
g. Confirmation re Crude Oil Fixed Swap Transaction (Reference No. 112403124) by
and between Fifth Third Capital Markets and SilverBow, dated November 15,
2023.
h. Confirmation re Natural Gas Collar Transaction (Reference No. 107479553) by
and between Fifth Third Capital Markets and SilverBow, dated April 19, 2023.
6. ISDA 2002 Master Agreement, by and between JPMorgan Chase Bank, N.A. and SilverBow, dated April 29, 2016, and the Schedule appended thereto.
a. Confirmation re Commodity (Natural Gas Liquid) – Cash Settlement (Reference
No. 85000F9-FE4ZV) by and between JPMorgan Chase Bank, National
[Schedule 2- p.13]

Association and SilverBow, dated April 14, 2022.
b. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-FE4ZR) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated April 14, 2022.
c. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-FE4ZW)) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated April 14, 2022.
d. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-FE4ZS)) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated April 14, 2022.
e. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FE2M9) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 14, 2022.
f. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FE3IQ) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 14, 2022.
g. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FE3XW) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 14, 2022.
h. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-FE4ZO) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated April 14, 2022.
i. Confirmation re Commodity Swap (Crude Oil) – Cash Settlement (Reference No.
85000F9-FE2YQ) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 14, 2022.
j. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FJXH5) by and between JPMorgan Chase Bank, National Association and SilverBow, dated May 10, 2022.
k. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FJWZL) by and between JPMorgan Chase Bank, National Association and SilverBow, dated May 10, 2022.
l. Confirmation re Commodity Option (Natural Gas) – Cash Settlement (Reference
No. 85000F9-FJYKB) by and between JPMorgan Chase Bank, National
Association and SilverBow, dated May 10, 2022.
[Schedule 2- p.14]

m. Confirmation re Commodity Option (Crude Oil) - Cash Settlement (Reference No.
85000F9-FJXX6) by and between JPMorgan Chase Bank, National Association and SilverBow, dated May 10, 2022.
n. Confirmation re Commodity Option (Natural Gas) – Cash Settlement (Reference
No. 85000F9-FJX4H) by and between JPMorgan Chase Bank, National
Association and SilverBow, dated May 10, 2022.
o. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-FZVEA) by and between JPMorgan Chase Bank, National Association and SilverBow, dated July 19, 2022.
p. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-G5BY1) by and between JPMorgan Chase Bank, National Association and SilverBow, dated August 22, 2022.
q. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-G5BZA) by and between JPMorgan Chase Bank, National Association and SilverBow, dated August 22, 2022.
r. Confirmation re Commodity Swap (Natural Gas) – Cash Settlement (Reference No.
85000F9-G5C0D) by and between JPMorgan Chase Bank, National Association and SilverBow, dated August 22, 2022.
s. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-HFY1W) by and between JPMorgan Chase Bank, National Association and SilverBow, dated March 23, 2023.
t. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-HFXZE) by and between JPMorgan Chase Bank, National Association and SilverBow, dated March 23, 2023.
u. Confirmation re Commodity Option (Natural Gas) - Cash Settlement (Reference
No. 85000F9-HME7P) by and between JPMorgan Chase Bank, National
Association and SilverBow, dated April 19, 2023.
v. Confirmation re Commodity Option (Crude Oil) - Cash Settlement (Reference No.
85000F9-HMEO1 by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 19, 2023.
w. Confirmation re Commodity Swap (Natural Gas) - Cash Settlement (Reference No.
85000F9-HW35E) by and between JPMorgan Chase Bank, National Association and SilverBow, dated May 30, 2023.
x. Confirmation re Commodity Swap (Natural Gas) - Cash Settlement (Reference No.
85000F9-IKOH0) by and between JPMorgan Chase Bank, National Association
[Schedule 2- p.15]

and SilverBow, dated August 23, 2023.
y. Confirmation re Commodity Swap (Crude Oil) – Cash Settlement (Reference No.
85000F9-IR73J) by and between JPMorgan Chase Bank, National Association and SilverBow, dated September 19, 2023.
z. Confirmation re Commodity Swap (Crude Oil) – Cash Settlement (Reference No.
85000F9-IR73O) by and between JPMorgan Chase Bank, National Association and SilverBow, dated September 19, 2023.
aa. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-IR7GR) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated September 19, 2023.
bb. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-IR9K8) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated September 19, 2023.
cc. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-IR9K9) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated September 19, 2023.
dd. Confirmation re Commodity Swap (Natural Gas Liquid) – Cash Settlement
(Reference No. 85000F9-IR9KZ) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated September 19, 2023.
ee. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-IR9LZ) (Transaction No. EF9-C3XSO2) by and
between JPMorgan Chase Bank, National Association and SilverBow, dated
September 19, 2023.
ff. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-IR9LZ) (Transaction No. EF9-C3XSR1) by and
between JPMorgan Chase Bank, National Association and SilverBow, dated
September 19, 2023.
gg. Confirmation re Commodity Swap (Crude Oil) – Cash Settlement (Reference No.
85000F9-IU0UC) by and between JPMorgan Chase Bank, National Association and SilverBow, dated September 29, 2023.
hh. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-IU0X2) by and between JPMorgan Chase Bank, National Association and SilverBow, dated September 29, 2023.
ii. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-IZVOV) by and between JPMorgan Chase Bank, National Association
[Schedule 2- p.16]

and SilverBow, dated October 19, 2023.
jj. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-IZVOI) by and between JPMorgan Chase Bank, National Association and SilverBow, dated October 19, 2023.
kk. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-J4X3Z) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated November 15, 2023.
ll. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-J4X40) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated November 15, 2023.
mm. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-J4X41) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated November 15, 2023.
nn. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-J4X42) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated November 15, 2023.
oo. Confirmation re Commodity Swap (Natural Gas Liquid) - Cash Settlement
(Reference No. 85000F9-J4X43) by and between JPMorgan Chase Bank,
National Association and SilverBow, dated November 15, 2023.
pp. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-K4ZVP) by and between JPMorgan Chase Bank, National Association and SilverBow, dated March 20, 2024.
qq. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-K6N1D) by and between JPMorgan Chase Bank, National Association and SilverBow, dated March 26, 2024.
rr. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-K6KNV) by and between JPMorgan Chase Bank, National Association and SilverBow, dated March 26, 2024.
ss. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-KDLVQ) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 17, 2024.
tt. Confirmation re Commodity Swap (Crude Oil) - Cash Settlement (Reference No.
85000F9-KDLTO) by and between JPMorgan Chase Bank, National Association and SilverBow, dated April 17, 2024.
[Schedule 2- p.17]

7. ISDA 2002 Master Agreement, by and between KeyBank National Association and SilverBow, dated April 27, 2017, and the Schedule appended thereto.
a. Confirmation of Commodity Collar Transaction (Transaction No. 401724) by and
between KeyBank National Association and SilverBow, dated October 24,
2022.
b. Confirmation re Commodity Collar Transaction (Deal # 419023/Tran #
419023)(Deal # 419024/Tran # 419024) by and between KeyBank National
Association and SilverBow, dated July 21, 2023.
c. Confirmation re Commodity Swap Transaction (Deal# 419267/ Tran # 419267) by
and between KeyBank National Association and SilverBow, dated July 31,
2023.
d. Confirmation re Commodity Swap Transaction (Deal # 419265 / Tran # 419265)
by and between KeyBank National Association and SilverBow, dated July 31,
2023.
e. Confirmation re Commodity Swap Transaction (Deal # 419385/ Tran # 419385) by
and between KeyBank National Association and SilverBow, dated August 3,
2023.
f. Confirmation re Commodity Swap Transaction (Deal # 419878 / Tran # 419878) by
and between KeyBank National Association and SilverBow, dated August 31,
2023.
8. ISDA 2002 Master Agreement, by and between PNC Bank, National Association and SilverBow, dated April 27, 2017, and the Schedule appended thereto.
a. Letter Agreement re Commodity Collar transaction (Reference No. MX
404551/MX 404552) by and between PNC Bank, National Association and SilverBow, dated June 23, 2023.
9. ISDA 2002 Master Agreement, by and between Regions Bank and SilverBow, dated
October 19, 2023, and the Schedule appended thereto.
10. ISDA 2002 Master Agreement, by and between Suntrust Bank and SilverBow, dated
June 8, 2017, as amended, and the Schedule appended thereto.
a. Confirmation re Transaction (Reference No. 1833368) by and between Truist Bank and SilverBow, dated July 1, 2022.
11. ISDA 2002 Master Agreement, by and between Wells Fargo Bank, N.A. and SilverBow, dated October 16, 2023, as amended, and the Schedule appended thereto.
[Schedule 2- p.18]

a. Confirmation of Commodity Swap Cash Settled (Reference No. N13091964-1.2 by
and between Wells Fargo Bank, N.A. and SilverBow, dated March 20, 2024.
b. Confirmation of Commodity Swap Cash Settled (Reference No. N13094141-1.2)
by and between Wells Fargo Bank, N.A. and SilverBow, dated March 20,
2024.
c. Amended and Restated Confirmation of Commodity Swap Cash Settled (Reference
No. N13094181-2.1) by and between Wells Fargo Bank, N.A. and SilverBow, dated March 20, 2024.
d. Confirmation of Commodity Swap Cash Settled (Reference No. N13126296-1.1)
by and between Wells Fargo Bank, N.A. and SilverBow, dated April 4, 2024.
e. Confirmation of Commodity Option Cash Settled (Reference No. N13155929-1.1
by and between Wells Fargo Bank, N.A. and SilverBow, dated April 17, 2024.
f. Confirmation of Commodity Swap Cash Settled (Reference No. N13155567-1.1)
by and between Wells Fargo Bank, N.A. and SilverBow, dated April 17, 2024.
12. ISDA 2002 Master Agreement, by and between Comerica Bank and SilverBow, dated
June 15, 2016, and the Schedule appended thereto.
a. Confirmation re Energy Swap Transaction (Reference No. 74588) by and between
Comerica Bank and SilverBow, dated April 14, 2022.
b. Confirmation re Energy Transaction (Reference No. 82095) by and between
Comerica Bank and SilverBow, dated July 20, 2022.
c. Confirmation re Energy Swap Transaction (Reference No. 84668) by and between
Comerica Bank and SilverBow, dated December 13, 2022.
d. Confirmation re Energy Swap Transaction (Reference No. 84664) by and between
Comerica Bank and SilverBow, dated December 13, 2022.
e. Confirmation re Energy Swap Transaction (Reference No. 84666) by and between
Comerica Bank and SilverBow, dated December 13, 2022.
[Schedule 2- p.19]

Schedule 9.20
Post-Tenth Amendment Collateral Deliveries
Subject to any applicable limitations set forth in the Credit Documents:
1)Mortgages. Mortgages or supplements to existing Mortgages, in each case, with respect to additional Oil and Gas Properties, substantially in the form of Exhibit F to the Credit Agreement (with such changes thereto as may be necessary to account for local law matters) or otherwise in such form as agreed between the Borrower and the Collateral Agent, duly executed by the applicable Credit Party and notarized, in each case, to the extent necessary to satisfy the Collateral Coverage Minimum after giving effect to exploration and production activities, acquisitions, Dispositions and production (based upon the PV-9 of the total Proved Reserves evaluated in the most recent Reserve Report delivered pursuant to Section 9.14 of the Credit Agreement and evaluated in the Acquisition Reserve Report (on a combined basis)).
2)Title. Title information consistent with usual and customary standards for the geographic regions in which the Borrowing Base Properties are located, taking into account the size, scope and number of leases and wells of the Borrower and its Restricted Subsidiaries (it being understood that standards reasonably acceptable to the Administrative Agent shall be deemed to meet such standard), as is required to demonstrate, to the reasonable satisfaction of the Administrative Agent, satisfactory title on at least 85% of the PV-9 of the total Proved Reserves evaluated in the most recent Reserve Report delivered pursuant to Section 9.14 of the Credit Agreement and evaluated in the Acquisition Reserve Report (on a combined basis).
[Schedule 9.20]

Exhibit A
Form of Omnibus Solvency Certificate
Date:____________
To:      The Administrative Agent and each of the Lenders party to the Credit Agreement referred to below
Re:      Credit Agreement, dated as of May 6, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Crescent Energy Finance LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent and a Letter of Credit Issuer, and each other Letter of Credit Issuer from time to time party thereto
Ladies and Gentlemen:
I, the undersigned, the [chief financial officer] of the Borrower, in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:
1.This certificate is furnished to the Administrative Agent and the Lenders pursuant to Section 4.7 of the Tenth Amendment. Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Credit Agreement.
2.For purposes of this certificate, the terms below shall have the following definitions:
1.“Will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature”
For the period from the date hereof through the Maturity Date, the Borrower and its Restricted Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of Identified Contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by the Credit Parties as reflected in the projected financial statements and in light of the anticipated credit capacity.
2.“Do not have Unreasonably Small Capital”
For the period from the date hereof through the Maturity Date, the Borrower and its Restricted Subsidiaries taken as a whole after consummation of the Transactions (as defined in the Tenth Amendment) on the Tenth Amendment Effective Date is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for such period. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted
Exhibit A

Exhibit A
by the Credit Parties as reflected in the projected financial statements and in light of the anticipated credit capacity.
3.For purposes of this certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.
a.I have knowledge of and have reviewed to my satisfaction the Credit Agreement.
b.As the [chief financial officer] of the sole member of the managing member of the Borrower, I am familiar with the financial condition of the Borrower and its Restricted Subsidiaries.
4.Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that after giving effect to the consummation of the Transactions (as defined in the Tenth Amendment) on the Tenth Amendment Effective Date, it is my opinion that (a) the Fair Value of the assets of the Borrower and its Restricted Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities, (b) the Present Fair Salable Value of the assets of the Borrower and its Restricted Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (c) the Borrower and its Restricted Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (d) the Borrower and its Restricted Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature.
IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

[Borrower]

By:
Name:
Title:
Exhibit A

Exhibit B
CREDIT AGREEMENT
Dated as of May 6, 2021
among
CRESCENT ENERGY FINANCE LLC
as the Borrower,
The Several Lenders
from Time to Time Parties Hereto,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent
and a Letter of Credit Issuer,
and
JPMORGAN CHASE BANK, N.A. AND
MIZUHO BANK, LTD.
as Syndication Agent
WELLS FARGO SECURITIES, LLC,
BOFA SECURITIES, INC.,
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
CAPITAL ONE, NATIONAL ASSOCIATION,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
KEYBANC CAPITAL MARKETS INC.,
JPMORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK,
RBC CAPITAL MARKETS, AND
TRUIST SECURITIES, INC.
as Joint Lead Arrangers and Joint Bookrunners

Exhibit A